                    THE MORGAN STANLEY HIGH YIELD FUND, INC.

--------------------------------------------------

OFFICERS AND DIRECTORS

Barton M. Biggs                           John A. Levin
CHAIRMAN OF THE BOARD                     DIRECTOR
OF DIRECTORS                              William G. Morton, Jr.
Frederick B. Whittemore                   DIRECTOR
VICE-CHAIRMAN OF THE BOARD OF DIRECTORS   James W. Grisham
Warren J. Olsen                           VICE PRESIDENT
PRESIDENT AND DIRECTOR                    Michael F. Klein
Peter J. Chase                            VICE PRESIDENT
DIRECTOR                                  Harold J. Schaaff, Jr.
John W. Croghan                           VICE PRESIDENT
DIRECTOR                                  Joseph P. Stadler
David B. Gill                             VICE PRESIDENT
DIRECTOR                                  Valerie Y. Lewis
Graham E. Jones                           SECRETARY
DIRECTOR                                  James R. Rooney
                                          TREASURER
                                          Belinda A. Brady
                                          ASSISTANT TREASURER

--------------------------------------------------

INVESTMENT ADVISER
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
---------------------------------------------------------

ADMINISTRATOR
The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
---------------------------------------------------------

CUSTODIANS
Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11201

The Chase Manhattan Bank
770 Broadway
New York, New York 10003
---------------------------------------------------------

SHAREHOLDER SERVICING AGENT
American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
---------------------------------------------------------

LEGAL COUNSEL
Rogers & Wells
200 Park Avenue
New York, New York 10166
---------------------------------------------------------

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

---------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

                                   ----------

                                      THE
                                 MORGAN STANLEY
                                   HIGH YIELD
                                   FUND, INC.
                                   ----------

                                 ANNUAL REPORT
                               DECEMBER 31, 1996
                      MORGAN STANLEY ASSET MANAGEMENT INC.
                               INVESTMENT ADVISER

LETTER TO SHAREHOLDERS
--------

For the year ended December 31, 1996, the Morgan Stanley High Yield Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 17.52% compared to 12.40% for the CS First Boston High Yield Index (the "Index"). For the period since the Fund's commencement of operations on November 30, 1993 through December 31, 1996, the Fund's total return, based on net asset value per share, is 39.98% compared with 32.30% for the Index. On December 31, 1996, the closing price of the Fund's shares on the New York Stock Exchange was $14 5/8 representing a 1.3% premium to the Fund's net asset value per share.

The High Yield market performed well in 1996 far outpacing high quality bonds for the year. This performance occurred in the face of ten-year Treasury yields rising nearly eighty-five basis points over the course of the year. This infers that the spread to Treasuries narrowed about one hundred basis points. The strong performance in the high yield market can be traced to the sound economy as was reflected in the outstanding performance of the stock market in 1996.

Several factors helped the Fund outperform the Index for the year. The communications sector performed very well for the Fund. The entire sector responded favorably when MFS and Worldcom announced they would merge. We were favorably positioned when this announcement was made and continued to add to our positions subsequent to the announcement. This sector also performed well because the securities in it tend to have bullish characteristics. Many of the securities in the sector are zero coupon or deferred pay bonds. Thus, in a rallying high yield market, they tend to outperform.

The cable television sector had a mixed year, performing poorly in the first half of the year and well in the second half. We added to our positions at wide spreads and reaped the benefits as spreads narrowed in the second half. Our exposure to emerging markets debt also continued to add to performance.

As spreads narrowed over the year, we continually upgraded the quality of the Fund's portfolio. We believe this will protect the Fund if either the economy weakens or spreads widen generally. We still believe this is the prudent position to take in the current market environment.

Sincerely,

           [SIGNATURE]

Warren J. Olsen
PRESIDENT AND DIRECTOR

                 [SIGNATURE]

Robert Angevine
PORTFOLIO MANAGER
January 1997

--------------------------------------------------------------------------------
MORGAN STANLEY GROUP INC., THE DIRECT PARENT COMPANY OF THE FUND'S INVESTMENT ADVISER, MORGAN STANLEY ASSET MANAGEMENT INC., RECENTLY ANNOUNCED ITS INTENTION TO MERGE WITH DEAN WITTER, DISCOVER & CO. TO FORM MORGAN STANLEY, DEAN WITTER, DISCOVER & CO. IT CURRENTLY IS ANTICIPATED THAT THE TRANSACTION WILL CLOSE IN MID-1997. THEREAFTER, MORGAN STANLEY ASSET MANAGEMENT INC. WILL BE A SUBSIDIARY OF MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.

The Morgan Stanley High Yield Fund, Inc.
Investment Summary as of December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HISTORICAL
INFORMATION
                                                            TOTAL RETURN (%)
                                ------------------------------------------------------------------------
                                   MARKET VALUE (1)       NET ASSET VALUE (2)          INDEX (1)(3)
                                ----------------------   ----------------------   ----------------------
                                              AVERAGE                  AVERAGE                  AVERAGE
                                CUMULATIVE     ANNUAL    CUMULATIVE     ANNUAL    CUMULATIVE     ANNUAL
                                ----------------------   ----------------------   ----------------------
ONE YEAR                             25.92%     25.92%        17.52%     17.52%        12.40%     12.40%
SINCE INCEPTION*                     41.67      11.94         39.98      11.51         32.30       9.49

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------

RETURNS AND PER SHARE INFORMATION

A BAR CHART REFLECTING THE DATA BELOW IS REFLECTED HERE.

 YEARS ENDED DECEMBER 31:
                                1993*       1994       1995       1996
Net Asset Value Per Share      $14.10     $11.96     $13.63     $14.45
Market Value Per Share         $14.75     $11.38     $12.88     $14.63
Premium/(Discount)               4.6%      -4.8%      -5.5%       1.3%
Income Dividends                    -      $1.37      $1.27      $1.42
Fund Total Return (2)           0.00%     -5.53%     26.07%     17.52%
Index Total Return (1)(3)       1.26%     -0.98%     17.39%     12.40%

(1) Assumes dividends and distributions, if any, were reinvested.

(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

(3) The CS First Boston High Yield Index is an unmanaged index of high yield corporate bonds.

 * The Fund commenced operations on November 30, 1993.

The Morgan Stanley High Yield Fund, Inc.
Investment Summary as of December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PORTFOLIO INVESTMENTS DIVERSIFICATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Portfolio Investment
Diversification
Debt Securities                         95.3%
Equity Securities                        4.7%

--------------------------------------------------------------------------------

SECTORS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Broadcast - Radio & Television      16.5%
Asset-Backed Securities              5.1%
Food Service & Lodging               2.7%
Foreign Government Bonds            10.8%
Gaming & Lodging                     2.8%
Multi-Industry                      16.6%
Packaging & Container                5.2%
Retail - General                     3.9%
Telecommunications                  15.3%
Utilities                            3.0%
Other                               18.1%

--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS

                                             PERCENT OF
                                               TOTAL
                                             INVESTMENTS
                                             ----------
       1.  Republic of Argentina Bonds             4.3%
       2.  Cablevision Systems Corp.               3.3
       3.  Gaylord Container Corp.                 3.1
       4.  Viacom, Inc.                            3.1
       5.  Comcast Corp.                           3.0

                                             PERCENT OF
                                               TOTAL
                                             INVESTMENTS
                                             ----------

       6.  Time Warner, Inc.                       2.8%
       7.  Nextel Communications                   2.7
       8.  MFS Communications                      2.6
       9.  Brooks Fiber Properties                 2.5
      10.  Republic of Colombia Bonds              2.4
                                                   ---
                                                  29.8%
                                                   ---
                                                   ---

FINANCIAL STATEMENTS

---------

STATEMENT OF NET ASSETS

(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)

---------

DECEMBER 31, 1996

                                                FACE
                                              AMOUNT           VALUE
                                               (000)           (000)
---------------------------------------------------------
------------
CORPORATE BONDS AND NOTES (77.6%)
---------------------------------------------------------
AEROSPACE & DEFENSE (2.1%)
  Jet Equipment Trust 'D-95'
    #11.44%, 11/1/14                      $    1,100  $        1,305
    #'C1' 11.79%, 6/15/13                      1,500           1,785
                                                      --------------
                                                               3,090
                                                      --------------
BANKING (2.2%)
  +++Bank United Corp., 8.05%, 5/15/98         1,585           1,597
    First Nationwide
    9.125%, 2/15/03                              865             877
    #10.625%, 10/1/03                            685             736
                                                      --------------
                                                               3,210
                                                      --------------
BROADCAST -- RADIO & TELEVISION (16.5%)
  Cablevision Systems Corp.
    9.25%, 11/1/05                             1,350           1,328
    9.875%, 5/15/06                            3,550           3,639
  Comcast Cellular
    'A' Zero Coupon, 3/5/00                      200             144
    'B' Zero Coupon, 3/5/00                    2,170           1,562
  Comcast Corp.
    9.375%, 5/15/05                            2,700           2,801
    9.125%, 10/15/06                             655             670
    ++9.50%, 1/15/08                           1,000           1,035
  ++Lenfest Communications
    8.375%, 11/1/05                            2,855           2,729
  *Marcus Cable Co.
    0.00%, 12/15/05                            4,640           3,318
  Rogers Cablesystems 'B'
    10.00%, 3/15/05                            2,800           2,982
  ++Viacom, Inc.
    8.00%, 7/7/06                              4,795           4,627
                                                      --------------
                                                              24,835
                                                      --------------
COMPUTERS (2.1%)
  Advanced Micro Devices, Inc.
    11.00%, 8/1/03                             2,070           2,241
  Digital Equipment Corp.
    8.625%, 11/1/12                              960             931
                                                      --------------
                                                               3,172
                                                      --------------
DIVERSIFIED (0.1%)
  KMart Corp.
    8.375%, 7/1/22                               185             153
                                                      --------------
ENERGY (0.9%)
  ++Nuevo Energy Co.
    9.50%, 4/15/06                             1,310           1,379
                                                      --------------
ENTERTAINMENT & LEISURE (0.6%)
  Station Casinos, Inc.
    9.625%, 6/1/03                               870             861
                                                      --------------
ENVIRONMENTAL CONTROLS (2.0%)
  *Norcal Waste Systems Inc.
    13.00%, 11/15/05                           2,725           3,025
                                                      --------------

---------------------------------------------------------
------------

                                                FACE
                                              AMOUNT           VALUE
                                               (000)           (000)
---------------------------------------------------------
------------
FINANCIAL SERVICES (0.5%)
  Homeside, Inc.
    11.25%, 5/15/03                       $      670  $          747
                                                      --------------
FOOD SERVICE & LODGING (2.7%)
  Courtyard By Marriott 'B'
    10.75%, 2/1/08                             2,020           2,136
  ++Host Marriott Travel
    9.50%, 5/15/05                             1,835           1,913
                                                      --------------
                                                               4,049
                                                      --------------
GAMING & LODGING (2.8%)
  Boyd Gaming Corp.
    9.25%, 10/1/03                             1,655           1,618
  Grand Casinos
    10.125%, 12/1/03                           2,320           2,329
  Louisiana Casino Cruise
    11.50%, 12/1/98                              318             321
                                                      --------------
                                                               4,268
                                                      --------------
HEALTH CARE SUPPLIES & SERVICES (0.5%)
  Quest Diagnostic Inc.
    10.75%, 12/15/06                             650             682
                                                      --------------
INSURANCE (0.3%)
  ++Home Holdings, Inc.
    8.625%, 12/15/03                           2,060             453
                                                      --------------
MULTI-INDUSTRY (16.6%)
  *Brooks Fiber Properties
    0.00%, 3/1/06                              4,595           3,062
    0.00%, 11/1/06                             1,145             729
  #Cole National Group
    9.875%, 12/31/06                           1,975           2,024
  *Echostar Satellite Broadcast
    0.00%, 3/15/04                             4,275           3,222
  Flores & Rucks
    9.75%, 10/1/06                             1,435           1,510
  #ISP Holdings, Inc.
    9.00%, 10/15/03                            1,765           1,787
  Ivaco Inc.
    11.50%, 9/15/05                              650             648
  #International Home Foods
    10.375%, 11/1/06                             640             662
  #Maxxam Group Holdings
    12.00%, 8/1/03                               930             945
  *MFS Communications
    0.00%, 1/15/06                             5,320           3,884
  #Parker Drilling Corp.
    9.75%, 11/15/06                            1,085           1,130
  SD Warren Co. 'B'
    12.00%, 12/15/04                           1,675           1,801
  TLC Beatrice International Holdings
    11.50%, 10/1/05                            1,645           1,742

---------------------------------------------------------
------------

    The accompanying notes are an integral part of the financial statements.

                                                FACE
                                              AMOUNT           VALUE
                                               (000)           (000)
---------------------------------------------------------
------------
MULTI-INDUSTRY (CONTINUED)
  #Tevecap SA
    12.625%, 11/26/04                     $    1,250  $        1,278
  #US Can Corp.
    10.125%, 10/15/06                            535             563
                                                      --------------
                                                              24,987
                                                      --------------
PACKAGING & CONTAINER (5.2%)
  Gaylord Container Corp.
    11.50%, 5/15/01                            3,580           3,813
    12.75%, 5/15/05                              795             876
  Owen-Illinois, Inc.
    11.00%, 12/1/03                            2,000           2,225
  #Stone Container Corp.
    11.50%, 8/15/06                              920             949
                                                      --------------
                                                               7,863
                                                      --------------
REAL ESTATE (1.4%)
  HMC Acquisition Properties
    9.00%, 12/15/07                            2,050           2,050
                                                      --------------
RETAIL -- GENERAL (3.9%)
  Revlon Worldwide Corp.,
    Zero Coupon, 3/15/98                       3,420           2,950
  ++Southland Corp.
    5.00%, 12/15/03                            3,550           2,929
                                                      --------------
                                                               5,879
                                                      --------------
TELECOMMUNICATIONS (14.2%)
  *Dial Call Communications
    0%, 4/15/04                                2,500           1,772
  #Globo Communicacoes Part
    10.50%, 12/20/06                           1,230           1,235
  IXC Communications, Inc.
    12.50%, 10/1/05                            1,250           1,375
  #Net Sat Servicos Ltd. 'A'
    12.75%, 8/5/04                             1,650           1,722
  *Nextel Communications
    0.00%, 8/15/04                             5,980           4,066
  *#Occidente Y Caribe
    0.00%, 3/15/04                             3,175           1,865
  Paging Network
    10.125%, 8/1/07                              400             404
    #10.00%, 10/15/08                          1,675           1,690
  Philippine Long Distance Telephone
    9.25%, 6/30/06                             1,025           1,110
  Rogers Communications
    9.125%, 1/15/06                              800             790
  ++TCI Communications, Inc.
    7.875%, 2/15/26                            1,750           1,569
  *Teleport Communications
    0.00%, 7/1/07                              2,355           1,622
  *Telewest plc
    0.00%, 10/1/07                             3,175           2,203
                                                      --------------
                                                              21,423
                                                      --------------
UTILITIES (3.0%)
  Cleveland Electric
    9.50%, 5/15/05                             1,000           1,071
    8.375%, 12/1/11                              440             431
    8.375%, 8/1/12                             1,050           1,029
  Midland Cogeneration Ventures 'C-94'
    10.33%, 7/23/02                            1,169           1,243
  Midland Funding II 'A'
    11.75%, 7/23/05                              650             718
                                                      --------------
                                                               4,492
                                                      --------------
---------------------------------------------------------
------------
TOTAL CORPORATE BONDS AND NOTES
  (Cost $112,579)                                            116,618
                                                      --------------

---------------------------------------------------------
------------

                                                FACE
                                              AMOUNT           VALUE
                                               (000)           (000)

---------------------------------------------------------
------------
ASSET-BACKED SECURITIES (5.1%)
---------------------------------------------------------
  #Aircraft Lease Portfolio
    Securitization Ltd., 1996-1PID
    12.75%, 6/15/06                       $    1,774  $        1,840
  DR Securitized Lease Trust 1993-K1 A1
    6.66%, 8/15/10                             1,450           1,207
  DR Securitized Lease Trust 1994-K1 A
    7.60%, 8/15/07                             3,746           3,447
  FMAC 96 B Cl C Sub
    7.929%, 11/1/18                            1,350           1,143
---------------------------------------------------------
------------
TOTAL ASSET-BACKED SECURITIES
  (Cost $7,235)                                                7,637
                                                      --------------
---------------------------------------------------------
------------
COLLATERALIZED MORTGAGE OBLIGATIONS (1.8%)
---------------------------------------------------------
  #GE Capital Mortgage Services 1995-12
    7.911%, 8/25/25                              651             538
  GMACC IO Ser 1996-C1 CL X2 REMIC
    1.967%, 3/15/21                            7,200             678
  PNC Mortgage Services Corp. 1995-2 B4
    7.50%, 9/25/25                               722             602
  Prudential Home Mortgage Securities
    1996-A B1
    #7.963%, 4/15/25                           1,250             849
---------------------------------------------------------
------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (Cost $2,601)                                                2,667
                                                      --------------
---------------------------------------------------------
------------
FOREIGN GOVERNMENT BONDS (10.8%)
---------------------------------------------------------
ARGENTINA (4.3%)
  Republic of Argentina Pre 4 Bocon
    Zero Coupon, 9/1/02                        1,475           1,579
  +++Republic of Argentina 'L'
    6.625%, 3/31/05                            1,470           1,277
  Republic of Argentina 'L' Par Bond
    5.25%, 3/31/23                             5,680           3,591
                                                      --------------
                                                               6,447
                                                      --------------
BRAZIL (0.9%)
  +++Federative Republic of Brazil 'L'
    4.50%, 4/15/09                             1,905           1,372
                                                      --------------
COLOMBIA (2.4%)
  Republic of Colombia
    8.70%, 2/15/16                             3,605           3,598
                                                      --------------
MEXICO (2.3%)
  United Mexican States Discount Bond
    (Rights Attached)
    6.25%, 12/31/19                            4,750           3,485
                                                      --------------
VENEZUELA (0.9%)
  +++Republic of Venezuela Front Loaded
    Interest Rate Reduction Bond 'A'
    6.50%, 3/31/07                             1,500           1,341
                                                      --------------
---------------------------------------------------------
------------

    The accompanying notes are an integral part of the financial statements.

                                                               VALUE
                                                               (000)
---------------------------------------------------------
------------
TOTAL FOREIGN GOVERNMENT BONDS
  (Cost $14,516)                                      $       16,243
                                                      --------------
---------------------------------------------------------
------------

                                              SHARES
---------------------------------------------------------
------------
PREFERRED STOCK (4.7%)
---------------------------------------------------------
ENTERTAINMENT & LEISURE (2.8%)
  Time Warner, Inc. 'M' 10.25%                 3,913           4,246
                                                      --------------
HEALTH CARE SUPPLIES & SERVICES (0.8%)
  +Fresenius Medical Care AG 9.00%             1,225           1,246
                                                      --------------
TELECOMMUNICATIONS (1.1%)
  TCI Communications, Inc. 5.00%
    (Convertible)                             16,985           1,567
                                                      --------------
---------------------------------------------------------
------------
TOTAL PREFERRED STOCKS
  (Cost $6,678)                                                7,059
                                                      --------------
---------------------------------------------------------
------------
                                              NO. OF
                                            WARRANTS
---------------------------------------------------------
------------
WARRANTS (0.0%)
---------------------------------------------------------
AEROSPACE & DEFENSE (0.0%)
  #+Sabreliner Corp., expiring 4/15/03         2,000               1
                                                      --------------
GAMING & LODGING (0.0%)
  +Louisiana Casino Cruises, expiring
    12/1/98                                    1,108               7
                                                      --------------
TELECOMMUNICATIONS (0.0%)
  +Nextel Communications, expiring
    4/25/99                                    2,500              --
  +Occidente Y Caribe, expiring 3/15/04       12,700              --
                                                      --------------
---------------------------------------------------------
------------
TOTAL WARRANTS
  (Cost $40)                                                       8
                                                      --------------
---------------------------------------------------------
------------
TOTAL INVESTMENTS (100.0%)
  (Cost $143,649)                                            150,232
                                                      --------------

---------------------------------------------------------
------------

                                              AMOUNT          AMOUNT
                                               (000)           (000)
---------------------------------------------------------
------------
OTHER ASSETS
  Cash                                    $       73
  Interest Receivable                          2,310
  Dividends Receivable                           100
  Deferred Organization Costs                     23
  Other Assets                                     8  $        2,514
                                          ----------  --------------
---------------------------------------------------------
------------
LIABILITIES
  Payable for:
    Reverse Repurchase Agreement             (25,106)
    Dividends Declared                        (1,098)
    Investment Advisory Fees                     (74)
    Shareholder Reporting Expenses               (50)
    Professional Fees                            (41)
    Directors' Fees and Expenses                 (23)
    Administrative Fees                          (15)
    Custodian Fees                                (7)
  Other Liabilities                               (2)        (26,416)
                                          ----------  --------------
---------------------------------------------------------
------------
NET ASSETS
  Applicable to 8,742,668 issued and outstanding
    $0.01 par value shares (100,000,000 shares
    authorized)                                       $      126,330
                                                      --------------
                                                      --------------
---------------------------------------------------------
------------
NET ASSET VALUE PER SHARE                             $        14.45
                                                      --------------
                                                      --------------
---------------------------------------------------------
------------
AT DECEMBER 31, 1996, NET ASSETS CONSISTED OF:
---------------------------------------------------------
  Common Stock                                        U.S.$       87
  Capital Surplus                                            122,605
  Distributions in Excess of Net
    Investment Income                                             (7)
  Accumulated Net Realized Loss                               (2,938)
  Unrealized Appreciation on Investments                       6,583
---------------------------------------------------------
------------
TOTAL NET ASSETS                                      U.S.$  126,330
                                                      --------------
                                                      --------------
---------------------------------------------------------
------------

 + -- Non-income producing

+++ -- Variable/floating rate security--rate disclosed is as of December 31, 1996.

 ++ -- Denotes all or a portion of securities subject to repurchase under Reverse Repurchase Agreements as of December 31, 1996 -- See Note A to financial statements.

 # -- 144A Security--certain conditions for public sale may exist.

 * -- Step Bond--coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 1996. Maturity disclosed is the ultimate maturity.

    The accompanying notes are an integral part of the financial statements.

                                                                                                 YEAR ENDED
                                                                                              DECEMBER 31, 1996
STATEMENT OF OPERATIONS                                                                             (000)
---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Interest Income.........................................................................        $ 14,484
    Dividend Income.........................................................................             279
---------------------------------------------------------------------------------------------------------------
      Total Income..........................................................................          14,763
---------------------------------------------------------------------------------------------------------------
EXPENSES
    Interest Expense........................................................................           1,609
    Investment Advisory Fees................................................................             842
    Administrative Fees.....................................................................             176
    Shareholder Reporting Expenses..........................................................              76
    Professional Fees.......................................................................              73
    Directors' Fees and Expenses............................................................              33
    Custodian Fees..........................................................................              29
    Transfer Agent Fees.....................................................................              28
    Amortization of Organization Costs......................................................              12
    Other Expenses..........................................................................              81
---------------------------------------------------------------------------------------------------------------
      Total Expenses........................................................................           2,959
---------------------------------------------------------------------------------------------------------------
        Net Investment Income...............................................................          11,804
---------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN
    Investment Securities Sold..............................................................           3,064
---------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
    Appreciation on Investments.............................................................           4,689
---------------------------------------------------------------------------------------------------------------
Total Net Realized Gain and Change in Unrealized Appreciation/Depreciation..................           7,753
---------------------------------------------------------------------------------------------------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....................................        $ 19,557
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

                                                                              YEAR ENDED
                                                                             DECEMBER 31,
                                                                          ------------------
                                                                            1996      1995
STATEMENT OF CHANGES IN NET ASSETS                                         (000)     (000)
--------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
    Net Investment Income...............................................  $ 11,804  $ 11,734
    Net Realized Gain (Loss)............................................     3,064    (2,827)
    Change in Unrealized Appreciation/Depreciation......................     4,689    16,772
--------------------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting from Operations................    19,557    25,679
--------------------------------------------------------------------------------------------
Distributions:
    Net Investment Income...............................................   (12,391)  (11,112)
    In Excess of Net Investment Income..................................        (7)    --
--------------------------------------------------------------------------------------------
      Total Distributions...............................................   (12,398)  (11,112)
--------------------------------------------------------------------------------------------
Capital Share Transactions:
    Reinvestment of Distributions (22,124 shares and 2,998 shares,
     respectively)......................................................       308        36
--------------------------------------------------------------------------------------------
    Total Increase......................................................     7,467    14,603
Net Assets:
    Beginning of Year...................................................   118,863   104,260
--------------------------------------------------------------------------------------------
    End of Year (including undistributed net investment income
     (distributions in excess of) of $(7) and $573, respectively).......  $126,330  $118,863
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                                                                 YEAR ENDED
                                                                                              DECEMBER 31, 1996
STATEMENT OF CASH FLOWS                                                                             (000)
---------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING AND OPERATING ACTIVITIES:
    Proceeds from Sales of Investments......................................................       $ 188,872
    Purchases of Investments................................................................        (188,867)
    Investment Income.......................................................................          12,171
    Interest Expense Paid...................................................................          (1,288)
    Operating Expenses Paid.................................................................          (1,160)
---------------------------------------------------------------------------------------------------------------
    Net Cash Provided by Investing and Operating Activities.................................           9,728
---------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
    Borrowings under Reverse Repurchase Agreements..........................................           2,934
    Distributions Paid (net of reinvestments of $308).......................................         (12,337)
---------------------------------------------------------------------------------------------------------------
    Net Cash Used for Financing Activities..................................................          (9,403)
---------------------------------------------------------------------------------------------------------------
    Net Increase in Cash....................................................................             325
BANK OVERDRAFT AT BEGINNING OF YEAR.........................................................            (252)
---------------------------------------------------------------------------------------------------------------
CASH AT END OF YEAR.........................................................................        $     73
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
RECONCILIATION OF NET INVESTMENT INCOME TO NET CASH PROVIDED BY INVESTING AND OPERATING
 ACTIVITIES
---------------------------------------------------------------------------------------------------------------
    Net Investment Income...................................................................        $ 11,804
    Proceeds from Sales of Investments......................................................         188,872
    Purchases of Investments................................................................        (188,867)
    Net Decrease in Receivables Related to Operations.......................................             449
    Net Increase in Payables Related to Operations..........................................             499
    Amortization of Organization Costs......................................................              12
    Accretion/Amortization of Discounts and Premiums........................................          (3,041)
---------------------------------------------------------------------------------------------------------------
    Net Cash Provided by Investing and Operating Activities.................................         $ 9,728
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

                                                                                               PERIOD FROM
                                                                                              NOVEMBER 30,
                                                                  YEAR ENDED DECEMBER 31,       1993* TO
                                                                ----------------------------  DECEMBER 31,
SELECTED PER SHARE DATA AND RATIOS                                1996      1995      1994        1993
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD..........................  $  13.63  $  11.96  $  14.10  $   14.10
-----------------------------------------------------------------------------------------------------------
Offering Costs................................................        --        --     (0.01)     (0.05)
-----------------------------------------------------------------------------------------------------------
Net Investment Income.........................................      1.35      1.34      1.32       0.04
Net Realized and Unrealized Gain (Loss) on Investments........      0.89      1.60     (2.08)      0.01
-----------------------------------------------------------------------------------------------------------
    Total from Investment Operations..........................      2.24      2.94     (0.76)      0.05
-----------------------------------------------------------------------------------------------------------
Distributions
    Net Investment Income.....................................     (1.42)    (1.27)    (1.36)        --
    In Excess of Net Investment Income........................        --        --     (0.01)        --
-----------------------------------------------------------------------------------------------------------
    Total Distributions.......................................     (1.42)    (1.27)    (1.37)        --
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD................................  $  14.45  $  13.63  $  11.96  $   14.10
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD.........................  $  14.63  $  12.88  $  11.38  $   14.75
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
    Market Value..............................................     25.92%    25.21%   (14.11)%      4.61%
    Net Asset Value (1).......................................     17.52%    26.07%    (5.53)%      0.00%
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS).........................  $126,330  $118,863  $104,260  $ 122,781
-----------------------------------------------------------------------------------------------------------
Ratio of Expenses Before Interest Expense to Average Net
 Assets.......................................................      1.12%     1.11%     1.12%      1.46%**
Ratio of Expenses After Interest Expense to Average Net
 Assets.......................................................      2.46%     2.79%     2.78%      1.46%**
Ratio of Net Investment Income to Average Net Assets..........      9.82%    10.29%    10.18%      3.76%**
Portfolio Turnover Rate.......................................       136%       84%       32%         0%
-----------------------------------------------------------------------------------------------------------
 *Commencement of operations.
 **Annualized.
(1)Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value of the Fund.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1996

----------

    The Morgan Stanley High Yield Fund, Inc. (the "Fund") was incorporated on September 23, 1993 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary objective is to produce high current income and as a secondary objective, to seek capital appreciation, through investments primarily in high yield securities.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of the current bid and asked prices obtained from reputable brokers. Bonds and other debt securities may be valued on the basis of prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Certain securities may be valued on the basis of bid prices provided by one principal market maker. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors (the "Board"), although the actual calculations may be done by others.

2. U.S. FEDERAL INCOME TAXES: It is The Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. REVERSE REPURCHASE AGREEMENTS: In order to leverage the Fund, the Fund may enter into reverse repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Under a reverse repurchase agreement, the Fund receives cash from the sale of securities and agrees to repurchase the securities at a mutually agreed upon date and price. Reverse repurchase agreements involve market risk that the value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase. The Fund is also subject to credit risk equal to the amount by which the value of securities subject to repurchase exceeds the Fund's liability under the reverse repurchase agreement. Securities subject to repurchase under reverse repurchase agreements are designated as such in the Statement of Net Assets.

    At December 31, 1996, the Fund had reverse repurchase agreements outstanding as follows:

                                             MATURITY IN
                                               30 TO 90
                                                 DAYS
                                             ------------
    Value of securities subject to
    repurchase.............................   $33,396,000
                                             ------------
    Maturity Amount........................   $25,249,000
                                             ------------
    Interest Rate..........................        6.69%

    The average weekly balance of reverse repurchase agreements outstanding during the year ended December 31, 1996 was approximately $23,955,000 at a weighted average interest rate of 6.58%.

5. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on investments purchased are accreted or amortized in accordance with the effective yield method over their respective lives. Dividend income and distributions to shareholders are recorded on the ex-date.

    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments of the timing of the recognition of losses on securities and non-deductible expenses.

    Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and capital surplus.

    Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Asset Management Inc. ("the Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of .70% of the Fund's average weekly net assets.

C. The Chase Manhattan Bank, through its affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of .08% of the Fund's average weekly net assets, plus $65,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator. The Chase Manhattan Bank acts as custodian for the Fund's assets held in the United States under a Domestic Custody Agreement. Custodian fees are computed and payable monthly based on assets under custody plus an amount for each transaction effected, including reimbursement for certain out-of-pocket expenses.

D. Morgan Stanley Trust Company (the "International Custodian"), an affiliate of the Adviser, acts as custodian for the Fund's assets held outside the United States in accordance with an International Custody Agreement. International Custodian fees are payable monthly based on Fund assets under custody plus an amount for each transaction effected, including reimbursement for certain out-of-pocket expenses. During the year ended December 31, 1996, the Fund did not incur any fees to the International Custodian.

E. During the year ended December 31, 1996, the Fund made purchases and sales totaling, approximately $188,867,000 and $188,872,000, respectively, of investment securities other than long-term U.S. Government securities and short term investments. There were no purchases and sales of long-term U.S. Government securities. At December 31, 1996, the Federal income tax cost basis of securities was $143,700,000 and accordingly, net unrealized appreciation for Federal income tax purposes was $6,531,000 of which $8,011,000 related to appreciated securities and $1,480,000 related to depreciated securities. During the year ended December 31, 1996, the Fund utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $3,079,000. At December 31, 1996, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $2,887,000 available to offset future capital gains which will expire on December 31, 2003.

F.    In  connection  with  its  organization,  the  Fund  incurred  $60,000  of organization costs. The organization costs are being amortized on a straight-line basis over a five-year period beginning November 30, 1993, the date the Fund commenced operations.

G. At December 31, 1996, approximately 95% of the Fund's total investments consist of high yield securities rated below investment grade. Investments in high-yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher-rated securities.

H. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. The deferred fees payable, under the Plan, at December 31, 1996 totaled approximately $12,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

I. During December 1996, the Board declared a monthly distribution of $0.13 per share, derived from net investment income payable on January 9, 1997, to shareholders of record on December 31, 1996.

--------------------------------------------------------------------------------

FEDERAL TAX INFORMATION (UNAUDITED)

    For the year ended December 31, 1996, the percentage of dividends, as reported on Form 1099-DIV, that qualify for the 70% dividend received deduction for corporate shareholders was 2%.

REPORT OF INDEPENDENT ACCOUNTANTS

---------

To the Shareholders and Board of Directors of The Morgan Stanley High Yield Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Morgan Stanley High Yield Fund, Inc. (the "Fund") at December 31, 1996, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period November 30, 1993 (commencement of operations) through December 31, 1993, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York 10036

February 10, 1997

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder may elect by providing written instructions to American Stock Transfer & Trust Company (the "Plan Agent") to have all distributions automatically reinvested in Fund Shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, monthly, in any amount from $100 to $3,000, for investment in Fund shares.

    Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

    The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

    In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

    Participants who wish to withdraw from the Plan should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                           The Morgan Stanley High Yield Fund, Inc.
                            American Stock Transfer & Trust Company
                            Dividend Reinvestment and Cash Purchase Plan
                            40 Wall Street
                            New York, NY 10005
                            1-800-278-4353